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                                                                   EXHIBIT 10(i)



                           MERRILL LYNCH & CO., INC.
                    1994 DEFERRED RESTRICTED UNIT AGREEMENT
                             FOR EXECUTIVE OFFICERS

     WHEREAS, you have been awarded certain Restricted Units under the Merrill Lynch & Co., Inc. Long-Term Incentive Compensation Plan ("LTICP"), and

     WHEREAS, Merrill Lynch & Co., Inc. ("ML & Co.") has requested that you defer payment of any such awards that may become vested, and

     WHEREAS, the obligation of ML & Co. under this Agreement is intended to be unfunded and maintained primarily for the purpose of providing deferred compensation for you as a member of a select group of management or highly compensated employees within the meaning of Title I of ERISA, and all decisions concerning who is to be considered a member of that select group and how this Agreement shall be administered and interpreted shall be consistent with this intention,

     NOW, THEREFORE, the parties hereto agree as follows:

1.  DEFINITIONS.

     "Account" means the book reserve account referred to in Section 3 hereof.

     "Account Balance" means the dollar amount of the Deferred Award adjusted in accordance with Section 4 to reflect the Return.

     "Agreement" means this Merrill Lynch & Co., Inc. 1994 Deferred Restricted Unit Agreement for Executive Officers.

     "Benchmark Return Options" are the Class A shares of the mutual funds identified in the Benchmark Election Form that will be provided to you in accordance with Section 4 hereof.

     "Board of Directors" means the Board of Directors of ML & Co.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Deferred Award" means the Restricted Unit Award deferred by you under this Agreement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

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     "Fiscal Year" means the annual period used by ML & Co. for financial accounting purposes.

     "LTICP" means ML & Co.'s Long Term Incentive Compensation Plan.

     "MDCC" means the Management Development and Compensation Committee of the Board of Directors.

     "Net Asset Value" means the net asset value, on the date in question, for Class A Shares of any of the Selected Benchmark Funds.

     "Restricted Unit Award" means an award of Restricted Units as defined in LTIC granted to the participant in February 1994.

     "Return" means the increase credited to (or the decrease debited from) the Account Balance based on the performance of the Selected Benchmark Funds as described in Section 4.

     "Selected Benchmark Funds" means the Class A Shares of the Benchmark Return Options that you choose to be the investment benchmarks for your Deferred Award.

     "Selected Benchmark Fund Amounts" means the allocations among the Selected Benchmark Funds of your Deferred Award as selected by you in accordance with
Section 4.

2.  DEFERRAL.

     Restricted Unit Awards shall be deferred by submitting a completed Schedule I (attached hereto) to ML & Co. as provided in Section 4. Except as provided in
Section 5, deferral of the receipt of any Restricted Unit Award hereunder is irrevocable.

3.  CREATION OF THE DEFERRED AWARD.

     If your Restricted Unit Award, granted in February 1994, becomes vested and payable, the dollar amount of such vested and payable portion of such award, calculated pursuant to Section 3.6(b) of LTICP, shall be credited to a book reserve account, established for this purpose in your name (the "Account"), as soon as practicable (but in no event later than 90 days) after the date on which such vested portion of the Restricted Unit Award would, but for deferral, have become payable. The Account Balance will thereafter be accounted for in accordance with Section 4 hereof.

4.  RETURN ALTERNATIVES.

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     (a)  Selection of Benchmark Funds.  In the event that the Deferred Award is
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subject to accelerated vesting based upon ML & Co.'s achievement of a specified cumulative return on equity ("ROE Target"), the ML & Co. Director of Human Resources shall, no less than 90 days prior to the end of the Fiscal Year in which such ROE Target may be reached, notify you to designate your Selected Benchmark Funds on the Benchmark Election Form that will accompany such notification, which shall be filed with the Director of Human Resources within 30 days of receipt of such notice. If no such accelerated vesting shall occur, you must designate your Benchmark Return Options no less than 90 days prior to the end of ML & Co.'s 1997 Fiscal Year. You must choose the funds from a list of Class A Shares of the mutual funds identified in the Benchmark Election Form that will be provided to you at the time you are required to make your election. All allocations shall be in multiples of 5 percent. The allocations that you select will be defined herein as the "Selected Benchmark Fund Amounts." The Selected Benchmark Fund Amounts will be treated as if they had been invested in the Selected Benchmark Funds at Net Asset Value in proportion to the percentages chosen by you from the time the Account is established pursuant to Section 3 hereof until the Account Balance becomes payable pursuant to Section 8 hereof. THE SELECTED BENCHMARK FUNDS YOU CHOOSE WILL NOT REPRESENT AN ACTUAL OWNERSHIP INTEREST IN THE SELECTED BENCHMARK FUNDS. The Selected Benchmark Fund Amounts will earn a Return in accordance with the increase or decrease in the Net Asset Value of the Selected Benchmark Funds plus amounts attributable to the reinvestment of dividends or distributions generated by such Selected Benchmark Funds.

     (b)  The Account Balance.  After the establishment of the Account in
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accordance with Section 3, you will receive quarterly statements that report on the Account Balance as follows: an amount equal to the Net Asset Value of each of the Selected Benchmark Fund Amounts as of the end of the Fund's prior quarter, plus amounts attributable to the reinvestment of dividends or distributions generated by such Selected Benchmark Fund.

5.  RESCISSION OF DEFERRAL

     A deferral may be rescinded at any time if (i) a final determination is made by a court or other governmental body of competent jurisdiction that the election was ineffective to defer income for purposes of federal, state or local income taxation and the time for appeal from this determination has expired, and
(ii) the MDCC, in its sole discretion, decides, upon your request and upon evidence of the occurrence of the events described in (i) hereof that it finds persuasive, to rescind the deferral. Upon such rescission, the Account Balance, including any Return, will be paid to you as soon as practicable.


6.  NO TRUST OR FUND CREATED; GENERAL CREDITOR STATUS.

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     Nothing contained herein and no action taken pursuant hereto will be construed to create a trust or separate fund of any kind or a fiduciary relationship between ML & Co. and you, your beneficiary or estate, or any other person. Title to and beneficial ownership of any funds represented by the Account Balance will at all times remain in ML & Co.; such funds will continue for all purposes to be a part of the general funds of ML & Co. and may be used for any corporate purpose. No person will, by virtue of the provisions of this Agreement, have any interest whatsoever in any specific assets of ML & Co., including any such funds. TO THE EXTENT THAT ANY PERSON ACQUIRES A RIGHT TO RECEIVE PAYMENTS FROM ML & CO. UNDER THIS AGREEMENT, SUCH RIGHT WILL BE NO GREATER THAN THE RIGHT OF ANY UNSECURED GENERAL CREDITOR OF ML & CO.

7.  NON-ASSIGNABILITY

     Your right or the right of any other person to the Account Balance or any other benefits hereunder cannot be assigned, alienated, sold, garnished, transferred, pledged, or encumbered except by a written designation of beneficiary under this Agreement, by written will, or by the laws of descent and distribution.

8.  PAYMENT DATE.

     The Account Balance will be paid to you (or, in the case of death, to your beneficiary) either (i) in a lump sum as soon as practicable after the end of the Fiscal Year during which your employment terminates for any reason (including retirement or death) or (ii) at your election, which election must be delivered in writing by you to the Director of Human Resources prior to the end of such Fiscal Year, in the number of annual installments chosen by you not to exceed fifteen, with the first installment being paid at the same time as the lump sum would have otherwise been paid. The Account Balance will include the Return as of the end of such Fiscal Year. If your employment terminates at any time prior to the establishment of an Account, any payment to you will be governed by the terms of LTICP.

9.  WITHHOLDING OF TAXES.

     ML & Co. will deduct or withhold from any payment to be made or deferred hereunder any Federal, state, local or employment taxes required by law to be withheld or require you or your beneficiary to pay any amount, or the balance of any amount, required to be withheld.



10.  BENEFICIARY

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     (a)  Designation of Beneficiary.  You may designate, in a writing delivered
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to ML & Co. before your death, a beneficiary to receive payments in the event of your death. You may also designate a contingent beneficiary to receive payments in accordance with this Agreement if the primary beneficiary does not survive you. You may designate more than one person as your beneficiary or contingent beneficiary, in which case such persons would receive payments as joint tenants with a right of survivorship. If you die without a surviving beneficiary, then your estate will be considered your beneficiary.

     (b)  Change in Beneficiary.  You may change your beneficiary or contingent
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beneficiary (without the consent of any prior beneficiary) in a writing delivered to ML & Co. before your death. Unless you state otherwise in writing, any change in beneficiary or contingent beneficiary will automatically revoke prior such designations of your beneficiary or of your contingent beneficiary, as the case may be, under this Agreement only; and any designations under other deferral agreements or plans of ML & Co. will remain unaffected.

     (c)  If the Beneficiary Dies Before Payment.  If a beneficiary who is
           -------------------------------------
designated hereunder dies before payment is made and if there is no surviving joint tenant or contingent beneficiary, the Account Balance will be paid as soon as practicable in one lump sum to such beneficiary's estate.

11.  POWERS OF THE MDCC.

     The MDCC has full power and authority to interpret, construe, and administer this Agreement so as to ensure that it provides deferred compensation for you as a member of a select group of management or highly compensated employees within the meaning of Title I of ERISA. The MDCC's interpretations and construction hereof, and actions hereunder, including any determinations regarding the amount or recipient of any payments, will be binding and conclusive on all persons for all purposes. The MDCC will not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to its willful misconduct or lack of good faith.

12.  CORPORATE BOOKS AND RECORDS CONTROLLING.

     The books and records of ML & Co. will be controlling in the event a question arises hereunder concerning the amount of a Deferred Award, the Account Balance, Return, the designation of a beneficiary, or any similar matters.

13.  AGREEMENT BINDING ON SUCCESSORS AND ASSIGNS.

     This Agreement will be binding upon and inure to the benefit of ML & Co. and its successors and assigns; you and your heirs, executors, administrators, and legal

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representatives; and your designated beneficiary and his or her heirs, executors, administrators, and legal representatives.



14.  INVALIDITY OF PROVISIONS.

     If any provision of this Agreement or the application thereof shall for any reason be invalid or unenforceable, such provision shall be limited only to the extent necessary in the circumstances to make it valid and enforceable. In any event, the remaining provisions of this Agreement will continue in full force and effect.

15.  TAX LITIGATION.

     ML & Co. shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial, on an issue that is related to the Agreement and that ML & Co. believes to be important to participants in the Agreement, and to conduct any such contest or any litigation arising therefrom to a final decision.

16.  HEADINGS ARE NOT CONTROLLING.

     The headings contained in this Agreement are for convenience only and will not control or affect the meaning or construction of any of the terms or provisions of this Agreement.

17.  GOVERNING LAW.

     This Agreement will be construed in accordance with and governed by the laws of the State of New York as to all matters, including, but not limited to, matters of validity, construction, and performance.

18.  CONTINUATION OF THE AGREEMENT.

     ML & Co. reserves the right to terminate this Agreement at any time.

     IN WITNESS WHEREOF, ML & Co. and you have entered into this Agreement by executing Schedule I (attached hereto).

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                                   SCHEDULE I
                           MERRILL LYNCH & CO., INC.
                    1994 DEFERRED RESTRICTED UNIT AGREEMENT
                             FOR EXECUTIVE OFFICERS

   I have read and agreed to all of the provisions of the Merrill Lynch & Co., Inc. 1994 Deferred Compensation Agreement for Executive Officers (the "Agreement"), which are hereby incorporated herein by reference, and understand the following:

   1.    The terms used herein have the same meaning as in the Agreement.

   2. No trust or other separate fund will be created on my behalf under the Agreement and my rights thereunder will be no greater than those of a general unsecured creditor of ML & Co. and are not assignable.

   3. By entering into this Agreement, I agree that payment of any Restricted Unit Award that I am granted in February 1994 under the Merrill Lynch Long Term Compensation Plan ("LTICP") will be deferred until the year after termination of my employment with ML & Co. for any reason. Except as provided in the Agreement, the deferral is irrevocable.

   4. My right to receive a Restricted Unit Award, if any, under LTICP remains contingent and subject to the terms of LTICP despite my entry into this Agreement.

   5. I understand that, if more than one person is named as my primary or contingent beneficiary, those persons will take jointly with a right of survivorship. If the primary beneficiary does not survive me, payment will be made to the contingent beneficiary. If the primary beneficiary dies before payment is made, and if there is no surviving joint tenant or contingent beneficiary, the remaining payment will be made in one lump sum to that beneficiary's estate. If no beneficiary survives me, the Account Balance will be paid to my estate.

   6. I designate as my primary beneficiary(ies) the person(s) listed below if such person(s) is (are) living at the date of my death (please print):

Beneficiary Name(s)                          Social Security #
_________________________________            ___________________________________

_________________________________            ___________________________________

   7. I designate as my contingent beneficiary(ies) to take in the event the primary beneficiary(ies) listed above does (do) not survive me (please print):

Beneficiary Name(s)                          Social Security #
_________________________________            __________________________________

_________________________________            __________________________________

   In witness whereof, I have hereunto set my hand and ML & Co. has caused this Agreement to be executed in its name by as of the date set forth below.

_________________________________
Name of Participant
   (Please Print)

_________________________________            __________________________________
Social Security #                            Signature of Participant


MERRILL LYNCH & CO., INC.


By: _____________________________
     Signature

Dated as of February 1, 1994

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